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                                   EXHIBIT 21
                       to Registrant's Report on Form 10-K
                        for the year-ended June 30, 2005

SUBSIDIARIES OF BALDWIN TECHNOLOGY COMPANY, INC.                 Jurisdiction
                                                                 ------------
Baldwin Americas Corporation                                     Delaware
Baldwin Europe Consolidated Inc.                                 Delaware
Baldwin Asia Pacific Corporation                                 Delaware
Baldwin Technology Limited                                       Bermuda
Baldwin Document Finishing Systems, Inc.                         Delaware
Baldwin Technology India Private Limited                         India

SUBSIDIARIES OF BALDWIN AMERICAS CORPORATION
Baldwin Technology Corporation                                   Connecticut
Baldwin Rockford Corporation                                     Delaware
Baldwin Graphic Systems, Inc.                                    Delaware
Baldwin Americas do Brasil Ltda                                  Brazil
Baldwin India Private, Ltd.                                      India

SUBSIDIARIES OF BALDWIN TECHNOLOGY CORPORATION
Baldwin Midwest Corporation                                      Kansas

SUBSIDIARIES OF BALDWIN EUROPE CONSOLIDATED INC.
Baldwin Europe Consolidated BV                                   Netherlands

SUBSIDIARIES OF BALDWIN EUROPE CONSOLIDATED BV
Baldwin Graphic Equipment BV                                     Netherlands
Baldwin Germany GmbH                                             Germany
Baldwin U.K. Holding Limited                                     United Kingdom
Baldwin Sweden Holding AB                                        Sweden
Baldwin France Sarl                                              France

SUBSIDIARIES OF BALDWIN U.K. HOLDING LIMITED
Baldwin (UK) Ltd.                                                United Kingdom
Acrotec UK Ltd.                                                  United Kingdom

SUBSIDIARIES OF BALDWIN SWEDEN HOLDING AB
L-Company AB                                                     Sweden
Baldwin IVT AB                                                   Sweden
Baldwin Jimek AB                                                 Sweden

SUBSIDIARIES OF ACROTEC UK LTD.
Baldwin Globaltec Ltd.                                           United Kingdom

SUBSIDIARIES OF BALDWIN ASIA PACIFIC CORPORATION
Baldwin Japan Ltd.                                               Japan
Baldwin Printing Control Equipment (Beijing) Company, Ltd.       China
Baldwin Graphic Equipment Pty. Ltd.                              Australia
Baldwin Printing Controls Ltd.                                   Hong Kong